DELAWARE POOLED® TRUST

Macquarie Labor Select International Equity Portfolio (the "Fund")

Supplement to the Fund's Statement of Additional Information
 dated February 28, 2018

On November 14, 2018, the Board of Trustees of Delaware Pooled Trust approved a change to the investment authority of the Fund to permit investments in securities of other investment companies. This change will be effective sixty (60) days after the date of this Supplement (the "Effective Date").

On the Effective Date, the following replaces the section of the Fund's Statement of Additional Information entitled "Investment Strategies and Risks – Investment Companies":

Investment Companies

Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

A Fund may invest in securities issued by closed-end funds, subject to any of the Fund's investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Please keep this Supplement for future reference.

This Supplement is dated November 26, 2018.